Peerless Option Income Wheel ETF
Schedule of Investments
December 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 79.5%	Shares	Value
Energy Select Sector SPDR Fund	4,900	$419,734
Industrial Select Sector SPDR Fund	3,600	474,336
Invesco QQQ Trust Series 1 (a)	1,200	613,476
iShares Biotechnology ETF	5,200	687,492
iShares MSCI Emerging Markets ETF (a)	6,000	250,920
iShares Russell 2000 ETF (a)	5,400	1,193,184
iShares U.S. Home Construction ETF	3,500	361,865
iShares U.S. Real Estate ETF	3,800	353,628
KraneShares CSI China Internet ETF	18,000	526,320
SPDR S&P Regional Banking ETF (a)	15,800	953,530
SPDR S&P Retail ETF (a)	3,000	238,770
Utilities Select Sector SPDR Fund	4,500	340,605
VanEck Gold Miners ETF	17,000	576,470
VanEck Oil Services ETF	1,500	406,845
VanEck Semiconductor ETF	1,200	290,604
TOTAL EXCHANGE TRADED FUNDS (Cost $8,239,677)		7,687,779

SHORT-TERM INVESTMENTS - 14.2%
Money Market Funds - 5.5%
First American Government Obligations Fund - Class X, 4.41% (b)	528,347	528,347

U.S. Treasury Bills - 8.7%	Par
4.43%, 02/18/2025 (c)	850,000	845,360
TOTAL SHORT-TERM INVESTMENTS (Cost $1,373,379)		1,373,707

TOTAL INVESTMENTS - 93.7% (Cost $9,613,056)		9,061,486
Other Assets in Excess of Liabilities - 6.3%		606,127
TOTAL NET ASSETS - 100.0%		$9,667,613
two
Percentages are stated as a percent of net assets.

(a)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(b)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.
(c)	The rate shown is the annualized effective yield as of December 31, 2024.

Peerless Option Income Wheel ETF
Schedule of Written Options
December 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.1)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.1)%
Invesco QQQ Trust Series 1, Expiration: 01/03/2025; Exercise Price: $524.00	$(613,476)	(12)	$(318)
iShares MSCI Emerging Markets ETF, Expiration: 01/03/2025; Exercise Price: $42.50	(250,920)	(60)	(270)
iShares Russell 2000 ETF, Expiration: 12/31/2024; Exercise Price: $230.00	(596,592)	(27)	(14)
SPDR S&P Regional Banking ETF, Expiration: 01/03/2025; Exercise Price: $62.50	(953,530)	(158)	(2,054)
SPDR S&P Retail ETF, Expiration: 01/03/2025; Exercise Price: $81.50	(238,770)	(30)	(270)
Total Call Options			(2,926)

Put Options - (0.0)% (c)
ARK Innovation ETF, Expiration: 01/03/2025; Exercise Price: $54.00	(1,078,630)	(190)	(1,900)
iShares U.S. Real Estate ETF, Expiration: 01/03/2025; Exercise Price: $90.50	(55,836)	(6)	(132)
VanEck Semiconductor ETF, Expiration: 01/03/2025; Exercise Price: $232.50	(290,604)	(12)	(318)
Total Put Options			(2,350)
TOTAL WRITTEN OPTIONS (Premiums received $9,156)			$(5,276)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Peerless Option Income Wheel ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$7,687,779	$–	$–	$7,687,779
Money Market Funds	528,347	–	–	528,347
U.S. Treasury Bills	–	845,360	–	845,360
Total Investments	$8,216,126	$845,360	$–	$9,061,486

Liabilities:
Investments:
Written Options	$–	$(5,276)	$–	$(5,276)
Total Investments	$–	$(5,276)	$–	$(5,276)

Refer to the Schedule of Investments for further disaggregation of investment categories.